                                                                    EXHIBIT 32.1

CHEMBIO DIAGNOSTICS, INC.

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this annual report on Amendment No. 1 to Form 10-KSB of Chembio Diagnostics, Inc. for the fiscal year ended December 31, 2004, I, Lawrence A. Siebert, Chief Executive Officer, President and Chairman of Chembio Diagnostics, Inc., hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

This Amendment No. 1 to Form 10-KSB for the fiscal year ended December 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in this Amendment No. 1 to Form 10-KSB for the fiscal year ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Chembio Diagnostics, Inc. for the periods presented therein.

Date: May 20, 2005

/s / Lawrence A. Siebert

Lawrence A. Siebert

Chief Executive Officer, President and Chairman

(Principle Executive Officer)